UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  June 29, 2012
(Date of earliest event reported)

J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
CIBX Commercial Mortgage, LLC
(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

New York	333-165147-03	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On June 29, 2012, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2012 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and TriMont Real Estate Advisors, Inc., as senior trust advisor, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX, Commercial Mortgage Pass-Through Certificates, Series 2012-CIBX.  The Class A-1, Class A-2, Class A-3, Class A-4, Class X-A, Class A-S, Class B and Class C Certificates (the “Public Certificates”), having an aggregate initial principal amount of $1,035,480,000.00, were sold to J.P. Morgan Securities LLC (“JPMS”), CIBC World Markets Corp. (“CIBCWMC”), Goldman, Sachs & Co. (“Goldman”) and Credit Suisse Securities (USA) LLC (“Credit Suisse” and, together with JPMS, CIBCWMC and Goldman, the “Underwriters”), pursuant to an Underwriting Agreement, dated June 22, 2012, between the Registrant and JPMS, for itself and on behalf of CIBCWMC, Goldman and Credit Suisse.  In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached to an exhibit to this report.

On June 29, 2012, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of  $1,035,480,000.00. The net  proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $5,015,741.28, were  approximately $1,161,874,799.31. Of the expenses paid by the Registrant, approximately $1,494,573.80 were paid directly to affiliates of the Registrant, $81,552.47 in the form of fees were paid to the Underwriters, $12,232.87 were paid to or for the Underwriters and $3,427,382.14 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates  of such expenses. No underwriting discounts and commissions or finder’s fees  were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-165147) was originally declared effective on August 10, 2010.

On June 29, 2012, the Registrant also sold the Class A-4FL, Class X-B, Class D, Class E, Class F, Class G, Class NR and Class R Certificates (collectively, together with the Class A-4FX Certificates, the “Private Certificates”) having an aggregate initial principal amount of $252,623,216.00, to JPMS, as initial purchaser pursuant to a Certificate Purchase Agreement, dated June 22, 2012, by and between the Depositor and JPMS.  The Private Certificates (other than the A-4FX Certificates) were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 49 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 59 commercial properties.  The Mortgage Loans were acquired by the Registrant from (i) JPMorgan Chase Bank, N.A. (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated as of June 29, 2012 and as to which an executed version is attached hereto as Exhibit 99.1 (the “JPMCB Mortgage Loan Purchase Agreement”), between the Registrant and JPMCB and (ii) CIBX Commercial Mortgage,  LLC, pursuant to a Mortgage Loan Purchase Agreement, dated as of June 29, 2012 and as to which an executed version is attached hereto as Exhibit 99.2 (the “CIBX Mortgage Loan Purchase Agreement” and together with the JPMCB Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”).  The net proceeds of the sale of the Public Certificates and Private Certificates were applied to the purchase of the Mortgage Loans by the Registrant from JPMCB and CIBX Commercial Mortgage, LLC.  Certain of the Mortgage Loans acquired from JPMCB are subserviced by Midland Loan Services, a Division of PNC Bank, National Association, under the Pooling and Servicing Agreement, pursuant to a subservicing agreement, dated as of June 1, 2012 and as to which an executed version is attached hereto as Exhibit 99.3 (the “Subservicing Agreement”), between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as subservicer.

The Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on June 26, 2012.

Item 9.01.         Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

Exhibit 4.1
Pooling and Servicing Agreement, dated as of June 1, 2012, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and TriMont Real Estate Advisor, Inc., as senior trust advisor.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 29, 2012.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 29, 2012 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of June 29, 2012, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of June 29, 2012, between CIBX Commercial Mortgage, LLC, as seller, and CIBC, Inc., and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3
Subservicing Agreement, dated as of June 1, 2012, between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as subservicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 29, 2012	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1
Pooling and Servicing Agreement, dated as of June 1, 2012, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and TriMont Real Estate Advisors, Inc., as senior trust advisor.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 29, 2012.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 29, 2012 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)

99.1	Mortgage Loan Purchase Agreement, dated as of June 29, 2012, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of June 29, 2012, between CIBX Commercial Mortgage, LLC, as seller, and CIBC, Inc., and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.3
Subservicing Agreement, dated as of June 1, 2012, between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as subservicer.
(E)